Exhibit 99.2

FREDDIE MAC 2010 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

TABLE OF CONTENTS

	GAAP Financial Statements	Page

	Consolidated Statements of Operations	2
	Consolidated Balance Sheets	3
	Consolidated Statements of Equity (Deficit)	4

Table	GAAP Financial Results

1A	Net Interest Yield Analysis	5
1B	Net Interest Income	6
2	Non-Interest Income (Loss)	7
3	Non-Interest Expense	8
4	Credit Quality Indicators	9
5	Single-Family Non-Credit-Enhanced Serious Delinquency and Foreclosure Activity by Region	10
6	Real Estate Owned (REO) Activity	11

	Segment Earnings Results

7A	Segment Earnings — Consolidated	12
7B	Segment Earnings — Investments Segment	13
7C	Segment Earnings — Single-Family Guarantee Segment	14
7D	Segment Earnings — Multifamily Segment	15

FREDDIE MAC
CONSOLIDATED STATEMENTS OF OPERATIONS(1)

		Year Ended December 31,
Line:		2010	2009	2008
		(dollars in millions,
		except share-related amounts)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$86,698	$—	$—
2	Unsecuritized	8,727	6,815	5,369

3	Total mortgage loans	95,425	6,815	5,369
4	Investments in securities	14,375	33,290	35,067
5	Other	156	241	1,041

6	Total interest income	109,956	40,346	41,477

	Interest expense
7	Debt securities of consolidated trusts	(75,216)	—	—
8	Other debt	(16,915)	(22,150)	(33,332)

9	Total interest expense	(92,131)	(22,150)	(33,332)
10	Expense related to derivatives	(969)	(1,123)	(1,349)

11	Net interest income	16,856	17,073	6,796
12	Provision for credit losses	(17,218)	(29,530)	(16,432)

13	Net interest income (loss) after provision for credit losses	(362)	(12,457)	(9,636)

	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	(164)	—	—
15	Gains (losses) on retirement of other debt	(219)	(568)	209
16	Gains (losses) on debt recorded at fair value	580	(404)	406
17	Derivative gains (losses)	(8,085)	(1,900)	(14,954)
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(1,778)	(23,125)	(17,682)
19	Portion of other-than-temporary impairment recognized in AOCI	(2,530)	11,928	—

20	Net impairment of available-for-sale securities recognized in earnings	(4,308)	(11,197)	(17,682)
21	Other gains (losses) on investment securities recognized in earnings	(1,252)	5,965	1,501
22	Other income	1,860	5,372	1,345

23	Non-interest income (loss)	(11,588)	(2,732)	(29,175)

	Non-interest expense
24	Salaries and employee benefits	(895)	(912)	(828)
25	Professional services	(246)	(310)	(262)
26	Occupancy expense	(64)	(68)	(67)
27	Other administrative expenses	(341)	(361)	(348)

28	Total administrative expenses	(1,546)	(1,651)	(1,505)
29	Real estate owned operations expense	(673)	(307)	(1,097)
30	Other expenses	(713)	(5,237)	(3,151)

31	Non-interest expense	(2,932)	(7,195)	(5,753)

32	Loss before income tax benefit (expense)	(14,882)	(22,384)	(44,564)
33	Income tax benefit (expense)	856	830	(5,552)

34	Net loss	(14,026)	(21,554)	(50,116)
35	Less: Net (income) loss attributable to noncontrolling interest	1	1	(3)

36	Net loss attributable to Freddie Mac	(14,025)	(21,553)	(50,119)
37	Preferred stock dividends	(5,749)	(4,105)	(675)
38	Amount allocated to participating security option holders	—	—	(1)

39	Net loss attributable to common stockholders	$(19,774)	$(25,658)	$(50,795)

	Loss per common share:
40	Basic	$(6.09)	$(7.89)	$(34.60)
41	Diluted	$(6.09)	$(7.89)	$(34.60)
	Weighted average common shares outstanding (in thousands):
42	Basic	3,249,369	3,253,836	1,468,062
43	Diluted	3,249,369	3,253,836	1,468,062
44	Dividends per common share	$—	$—	$0.50

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial statements. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” in our Form 10-K for the year ended December 31, 2010 for further information.

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS(1)

		December 31,
Line:		2010	2009
		(dollars in millions,
		except share-related amounts)
	Assets
1	Cash and cash equivalents (includes $1 at December 31, 2010 related to our consolidated VIEs)	$37,012	$64,683
2	Restricted cash and cash equivalents (includes $7,514 at December 31, 2010 related to our consolidated VIEs)	8,111	527
3	Federal funds sold and securities purchased under agreements to resell (includes $29,350 at December 31, 2010 related to our consolidated VIEs)	46,524	7,000
	Investments in securities:
4	Available-for-sale, at fair value (includes $817 and $10,879, respectively, pledged as collateral that may be repledged)	232,634	384,684
5	Trading, at fair value	60,262	222,250

6	Total investments in securities	292,896	606,934

	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $11,644 at December 31, 2010)	1,646,172	—
8	Unsecuritized (net of allowances for loan losses of $28,047 and $1,441, respectively)	192,310	111,565

9	Total held-for-investment mortgage loans, net	1,838,482	111,565
10	Held-for-sale, at lower-of-cost-or-fair-value (includes $6,413 and $2,799 at fair value, respectively)	6,413	16,305

11	Total mortgage loans, net	1,844,895	127,870
12	Accrued interest receivable (includes $6,895 at December 31, 2010 related to our consolidated VIEs)	8,713	3,376
13	Derivative assets, net	143	215
14	Real estate owned, net (includes $118 at December 31, 2010 related to our consolidated VIEs)	7,068	4,692
15	Deferred tax assets, net	5,543	11,101
16	Other assets (includes $6,001 at December 31, 2010 related to our consolidated VIEs)	10,875	15,386

17	Total assets	$2,261,780	$841,784

	Liabilities and equity (deficit)

	Liabilities
18	Accrued interest payable (includes $6,502 at December 31, 2010 related to our consolidated VIEs)	$10,286	$5,047

	Debt, net:
19	Debt securities of consolidated trusts held by third parties	1,528,648	—
20	Other debt (includes $4,443 and $8,918 at fair value, respectively)	713,940	780,604

21	Total debt, net	2,242,588	780,604
22	Derivative liabilities, net	1,209	589
23	Other liabilities (includes $3,851 at December 31, 2010 related to our consolidated VIEs)	8,098	51,172

24	Total liabilities	2,262,181	837,412

25	Commitments and contingencies

	Equity (deficit)

	Freddie Mac stockholders’ equity (deficit)
26	Senior preferred stock, at redemption value	64,200	51,700
27	Preferred stock, at redemption value	14,109	14,109
28	Common stock, $0.00 par value, 4,000,000,000 shares authorized, 725,863,886 shares issued and 649,179,789 shares and 648,369,668 shares outstanding, respectively	—	—
29	Additional paid-in capital	7	57
30	Retained earnings (accumulated deficit)	(62,733)	(33,921)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities (includes $10,740 and $15,947, respectively, net of taxes, of other-than-temporary impairments)	(9,678)	(20,616)
32	Cash flow hedge relationships	(2,239)	(2,905)
33	Defined benefit plans	(114)	(127)

34	Total AOCI, net of taxes	(12,031)	(23,648)
35	Treasury stock, at cost, 76,684,097 shares and 77,494,218 shares, respectively	(3,953)	(4,019)

36	Total Freddie Mac stockholders’ equity (deficit)	(401)	4,278
37	Noncontrolling interest	—	94

38	Total equity (deficit)	(401)	4,372

39	Total liabilities and equity (deficit)	$2,261,780	$841,784

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial statements. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” in our Form 10-K for the year ended December 31, 2010 for further information.

FREDDIE MAC
CONSOLIDATED STATEMENTS OF EQUITY (DEFICIT)

		Year Ended December 31,
		2010		2009		2008
Line:		Shares	Amount	Shares	Amount	Shares	Amount
		(in millions)
	Senior preferred stock, at redemption value
1	Balance, beginning of year	1	$51,700	1	$14,800	—	$—
2	Senior preferred stock issuance	—	—	—	—	1	1,000
3	Increase in liquidation preference	—	12,500	—	36,900	—	13,800

4	Senior preferred stock, end of year	1	64,200	1	51,700	1	14,800

	Preferred stock, at redemption value
5	Balance, beginning of year	464	14,109	464	14,109	464	14,109

6	Preferred stock, end of year	464	14,109	464	14,109	464	14,109

	Common stock, par value
7	Balance, beginning of year	726	—	726	—	726	152
8	Adjustment to par value	—	—	—	—	—	(152)

9	Common stock, end of year	726	—	726	—	726	—

	Additional paid-in capital
10	Balance, beginning of year		57		19		871
11	Stock-based compensation		24		58		74
12	Income tax benefit from stock-based compensation		1		7		(16)
13	Common stock issuances		(67)		(90)		(66)
14	Noncontrolling interest purchase		(31)		—		4
15	Adjustment to common stock par value		—		—		152
16	Common stock warrant issuance		—		—		2,304
17	Commitment from the U.S. Department of the Treasury		—		—		(3,304)
18	Transfer from retained earnings (accumulated deficit)		23		63		—

19	Additional paid-in capital, end of year		7		57		19

	Retained earnings (accumulated deficit)
20	Balance, beginning of year		(33,921)		(23,191)		26,909
21	Cumulative effect of change in accounting principle		(9,011)		—		1,023

22	Balance, beginning of year, as adjusted		(42,932)		(23,191)		27,932
23	Cumulative effect of change in accounting principle		—		14,996		—
24	Net loss attributable to Freddie Mac		(14,025)		(21,553)		(50,119)
25	Senior preferred stock dividends declared		(5,749)		(4,105)		(172)
26	Preferred stock dividends declared		—		—		(503)
27	Common stock dividends declared		—		—		(323)
28	Dividend equivalent payments on expired stock options		(4)		(5)		(6)
29	Transfer to additional paid-in capital		(23)		(63)		—

30	Retained earnings (accumulated deficit), end of year		(62,733)		(33,921)		(23,191)

	AOCI, net of taxes
31	Balance, beginning of year		(23,648)		(32,357)		(11,143)
32	Cumulative effect of change in accounting principle		(2,690)		—		(850)

33	Balance, beginning of year, as adjusted		(26,338)		(32,357)		(11,993)
34	Cumulative effect of change in accounting principle		—		(9,931)		—
35	Changes in unrealized gains (losses) related to available-for-sale securities, net of reclassification adjustments		13,621		17,825		(20,616)
36	Changes in unrealized gains (losses) related to cash flow hedge relationships, net of reclassification adjustments		673		773		377
37	Changes in defined benefit plans		13		42		(125)

38	AOCI, net of taxes, end of year		(12,031)		(23,648)		(32,357)

	Treasury stock, at cost
39	Balance, beginning of year	77	(4,019)	79	(4,111)	80	(4,174)
40	Common stock issuances	—	66	(2)	92	(1)	63

41	Treasury stock, end of year	77	(3,953)	77	(4,019)	79	(4,111)

	Noncontrolling interest
42	Balance, beginning of year		94		97		181
43	Cumulative effect of change in accounting principle		(2)		—		—

44	Balance, beginning of year, as adjusted		92		97		181
45	Net income (loss) attributable to noncontrolling interest		(1)		(1)		3
46	Noncontrolling interest purchase		(89)		—		(82)
47	Dividends and other		(2)		(2)		(5)

48	Noncontrolling interest, end of year		—		94		97

49	Total equity (deficit)		$(401)		$4,372		$(30,634)

	Comprehensive income (loss)
50	Net loss		$(14,026)		$(21,554)		$(50,116)
51	Changes in other comprehensive income (loss), net of taxes, net of reclassification adjustments		14,307		18,640		(20,364)

52	Comprehensive income (loss)		281		(2,914)		(70,480)
53	Less: Comprehensive (income) loss attributable to noncontrolling interest		1		1		(3)

54	Total comprehensive income (loss) attributable to Freddie Mac		$282		$(2,913)		$(70,483)

FREDDIE MAC
TABLE 1A — NET INTEREST YIELD ANALYSIS(1) (unaudited) (dollars in millions)

						Full-Year
		1Q 2010	2Q 2010	3Q 2010	4Q 2010	2009	2010
	Net Interest Income:

1	Net interest income	$4,125	$4,136	$4,279	$4,316	$17,073	$16,856
	Average Balances(2):

2	Cash and cash equivalents	$66,973	$45,879	$43,171	$39,190	$55,764	$48,803
3	Federal funds sold and securities purchased under agreements to resell	51,645	37,238	51,439	46,633	28,524	46,739
	Mortgage-related securities:
4	Mortgage-related securities(3)	593,512	540,380	500,500	472,598	675,167	526,748
5	Extinguishment of PCs held by Freddie Mac	(256,951)	(220,350)	(195,890)	(180,452)	—	(213,411)

6	Total mortgage-related securities, net	336,561	320,030	304,610	292,146	675,167	313,337
7	Non-mortgage-related securities	20,189	32,571	28,631	30,590	16,471	27,995
8	Mortgage loans held by consolidated trusts(3)(4)	1,787,327	1,729,618	1,706,329	1,666,274	—	1,722,387
9	Unsecuritized mortgage loans(4)	159,780	212,919	221,442	230,324	127,429	206,116

10	Total interest-earning assets	2,422,475	2,378,255	2,355,622	2,305,157	903,355	2,365,377
	Debt securities of consolidated trusts:
11	Debt securities of consolidated trusts including PCs held by Freddie Mac(3)	1,801,525	1,739,519	1,723,095	1,689,180	—	1,738,330
12	Extinguishment of PCs held by Freddie Mac	(256,951)	(220,350)	(195,890)	(180,452)	—	(213,411)

13	Total debt securities of consolidated trusts held by third parties	1,544,574	1,519,169	1,527,205	1,508,728	—	1,524,919
	Other debt:(3)
14	Short-term debt	242,938	226,624	207,673	201,381	287,259	219,654
15	Long-term debt	556,907	561,353	542,842	512,123	557,184	543,306

16	Total other debt	799,845	787,977	750,515	713,504	844,443	762,960

17	Total interest-bearing liabilities	2,344,419	2,307,146	2,277,720	2,222,232	844,443	2,287,879
18	Net non-interest-bearing funding	78,056	71,109	77,902	82,925	58,912	77,498

19	Total funding of interest-earning assets	$2,422,475	$2,378,255	$2,355,622	$2,305,157	$903,355	$2,365,377

	Yield/Cost:

20	Cash and cash equivalents	0.10%	0.15%	0.21%	0.18%	0.35%	0.16%
21	Federal funds sold and securities purchased under agreements to resell	0.12	0.18	0.19	0.19	0.17	0.17
	Mortgage-related securities:
22	Mortgage-related securities	4.91	4.76	4.84	4.74	4.82	4.82
23	Extinguishment of PCs held by Freddie Mac	(5.36)	(5.29)	(5.19)	(5.06)	—	(5.24)
24	Total mortgage-related securities, net	4.56	4.40	4.62	4.54	4.82	4.53
25	Non-mortgage-related securities	1.21	0.67	0.59	0.43	4.42	0.68
26	Mortgage loans held by consolidated trusts	5.09	5.11	5.03	4.89	—	5.03
27	Unsecuritized mortgage loans	4.91	4.09	4.16	3.96	5.35	4.23
28	Yield on total interest-earning assets	4.73	4.69	4.65	4.52	4.47	4.65
	Debt securities of consolidated trusts:
29	Debt securities of consolidated trusts including PCs held by Freddie Mac	(5.13)	(5.05)	(4.94)	(4.76)	—	(4.97)
30	Extinguishment of PCs held by Freddie Mac	5.36	5.29	5.19	5.06	—	5.24
31	Total debt securities of consolidated trusts held by third parties	(5.09)	(5.02)	(4.90)	(4.72)	—	(4.93)
	Other debt:
32	Short-term debt	(0.23)	(0.24)	(0.27)	(0.25)	(0.78)	(0.25)
33	Long-term debt	(3.20)	(3.08)	(2.94)	(2.78)	(3.57)	(3.01)
34	Total other debt	(2.30)	(2.27)	(2.20)	(2.07)	(2.62)	(2.22)
35	Cost of interest-bearing liabilities	(4.14)	(4.08)	(4.01)	(3.87)	(2.62)	(4.03)
36	Income (expense) related to derivatives	(0.04)	(0.04)	(0.04)	(0.04)	(0.13)	(0.04)
37	Impact of net non-interest-bearing funding	0.13	0.13	0.13	0.14	0.17	0.13
38	Total funding of interest-earning assets	(4.05)	(3.99)	(3.92)	(3.77)	(2.58)	(3.94)
39	Net interest yield	0.68	0.70	0.73	0.75	1.89	0.71

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” in our Form 10-K for the year ended December 31, 2010 for further information.
(2)	We calculate average balances based on their amortized cost.
(3)	When we purchase multiclass REMICs and Other Structured Securities, we record them as investments in debt securities. Interest income from the investments in debt securities is recognized as well as the interest income from the mortgage loans backing the PCs held by the trusts, which underlie multiclass REMICs and Other Structured Securities. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the debt issued to third parties of the PC trusts we consolidate which underlie multiclass REMICs and Other Structured Securities.
(4)	Non-performing loans, where interest income is generally recognized when collected, are included in average balances.

FREDDIE MAC
TABLE 1B — NET INTEREST INCOME(1) (unaudited) (dollars in millions)

						Full-Year
		1Q 2010	2Q 2010	3Q 2010	4Q 2010	2009	2010
	Net Interest Income:
1	Contractual amounts of net interest income(2)	$4,457	$4,534	$4,353	$4,340	$18,907	$17,684
	Amortization income (expense), net:(3)
2	Accretion of impairments on available-for-sale securities(4)	79	83	161	69	1,180	392
	Asset-related amortization expense, net:
3	Mortgage loans held by consolidated trusts	(9)	(49)	(202)	(452)	—	(712)
4	Unsecured mortgage loans	75	85	84	67	233	311
5	Mortgage-related securities	(31)	(160)	(50)	(31)	(1,345)	(272)
6	Other assets	8	14	14	—	30	36

7	Asset-related amortization expense, net	43	(110)	(154)	(416)	(1,082)	(637)
	Debt-related amortization expense, net:
8	Debt securities of consolidated trusts	13	97	331	711	—	1,152
9	Other long-term debt securities	(209)	(219)	(174)	(164)	(809)	(766)

10	Debt-related amortization expense, net	(196)	(122)	157	547	(809)	386

11	Total amortization income (expense), net	(74)	(149)	164	200	(711)	141
12	Expense related to derivatives(5)	(258)	(249)	(238)	(224)	(1,123)	(969)

13	Net interest income	4,125	4,136	4,279	4,316	17,073	16,856
14	Provision for credit losses(6)	(5,396)	(5,029)	(3,727)	(3,066)	(29,530)	(17,218)

15	Net interest income (loss) after provision for credit losses	$(1,271)	$(893)	$552	$1,250	$(12,457)	$(362)

(1)	Our prospective adoption of the changes in accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” in our Form 10-K for the year ended December 31, 2010 for further information.
(2)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(3)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(4)	The portion of the impairment charges recognized in earnings expected to be recovered is recognized as net interest income. Upon our adoption of an amendment to the accounting standards for investments in debt and equity securities on April 1, 2009, previously recognized non-credit-related other-than-temporary impairments are no longer accreted into net interest income.
(5)	Represents changes in fair value of derivatives in cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt affects earnings.
(6)	Results for the second quarter of 2010 include the correction of an error. The cumulative effect of this error was recorded as a $1.3 billion pre-tax correction in the second quarter of 2010, which included a $1.0 billion pre-tax cumulative effect of this error associated with the year ended December 31, 2009. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-K for the year ended December 31, 2010.

FREDDIE MAC
TABLE 2 — NON-INTEREST INCOME (LOSS)(1) (unaudited) (dollars in millions)

						Full Year
		1Q 2010	2Q 2010	3Q 2010	4Q 2010	2009	2010
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$(98)	$4	$(66)	$(4)	$—	$(164)
2	Gains (losses) on retirement of other debt	(38)	(141)	(50)	10	(568)	(219)
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	321	491	(386)	35	(209)	461
4	Market value adjustments	26	53	20	20	(195)	119

5	Total gains (losses) on debt recorded at fair value	347	544	(366)	55	(404)	580

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	(331)	(484)	382	(35)	138	(468)
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	(8)	(57)	(31)	(23)	64	(119)
8	U.S. dollar denominated derivative gains (losses)	(2,997)	(2,086)	(536)	2,615	1,841	(3,004)
9	Accrual of periodic settlements	(1,349)	(1,211)	(945)	(989)	(3,943)	(4,494)

10	Total derivative gains (losses)	(4,685)	(3,838)	(1,130)	1,568	(1,900)	(8,085)

11	Total other-than-temporary impairment of available-for-sale securities	(417)	(114)	(523)	(724)	(23,125)	(1,778)
12	Portion of other-than-temporary impairment recognized in AOCI	(93)	(314)	(577)	(1,546)	11,928	(2,530)

13	Net impairment of available-for-sale securities recognized in earnings	(510)	(428)	(1,100)	(2,270)	(11,197)	(4,308)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	(417)	(277)	(561)	(84)	4,882	(1,339)
15	Gains (losses) on sale of available-for-sale securities	1	20	58	8	1,083	87

16	Total other gains (losses) on investment securities recognized in earnings	(416)	(257)	(503)	(76)	5,965	(1,252)

	Other income (loss):
17	Management and guarantee income	35	37	35	36	3,033	143
18	Gains (losses) on guarantee asset	(12)	(13)	(11)	(25)	3,299	(61)
19	Income on guarantee obligation	36	36	34	29	3,479	135
20	Gains (losses) on sale of mortgage loans	95	121	28	23	745	267
21	Fair value adjustments to mortgage loans(2)	21	5	128	(403)	(869)	(249)
22	Recoveries on loans impaired upon purchase	169	227	247	163	379	806
23	Low-income housing tax credit partnerships(3)	—	—	—	—	(4,155)	—
24	Trust management income (expense)	—	—	—	—	(761)	—
25	All other	202	76	108	433	222	819

26	Total other income (loss)	546	489	569	256	5,372	1,860

27	Total non-interest income (loss)	$(4,854)	$(3,627)	$(2,646)	$(461)	$(2,732)	$(11,588)

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” in our Form 10-K for the year ended December 31, 2010 for further information.
(2)	Includes lower of cost or fair value adjustments on available-for-sale mortgage loans.
(3)	During the fourth quarter of 2009, we determined that we were no longer able to realize any value from our LIHTC investments, and accordingly, wrote down the carrying value of these investments to zero as of December 31, 2009.

FREDDIE MAC
TABLE 3 — NON-INTEREST EXPENSE(1) (unaudited) (dollars in millions)

						Full Year
		1Q 2010	2Q 2010	3Q 2010	4Q 2010	2009	2010
	Non-Interest Expense:
	Administrative expenses:
1	Salaries and employee benefits	$234	$230	$224	$207	$912	$895
2	Professional services	71	50	60	65	310	246
3	Occupancy expense	16	15	16	17	68	64
4	Other administrative expenses	74	92	76	99	361	341

5	Total administrative expenses	395	387	376	388	1,651	1,546
6	Real estate owned, or REO, operations (income) expense	159	(40)	337	217	307	673
	Other expenses:
7	Losses on loans purchased	17	3	3	2	4,754	25
8	All other	96	129	112	351	483	688

9	Total other expenses	113	132	115	353	5,237	713

10	Total non-interest expense	$667	$479	$828	$958	$7,195	$2,932

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” in our Form 10-K for the year ended December 31, 2010 for further information.

FREDDIE MAC
TABLE 4 — CREDIT QUALITY INDICATORS (unaudited) (dollars in millions)

										Full Year
		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	4Q 2010	2009	2010
	Credit Enhancements:

1	Credit-enhanced percentage of mortgage loan portfolio purchases	8%	6%	7%	11%	13%	8%	8%	6%	8%	9%
2	Credit-enhanced percentage of mortgage loan portfolio(1) (period end)	17%	17%	16%	16%	16%	16%	15%	15%	16%	15%

	Delinquencies Rates: at period end(2)(3)

	Single-family:
3	Non-credit-enhanced	1.75%	2.15%	2.58%	3.02%	3.18%	3.08%	2.97%	3.01%	3.02%	3.01%
4	Credit-enhanced	5.37%	6.33%	7.47%	8.68%	8.87%	8.50%	8.13%	8.27%	8.68%	8.27%
5	Total Single-family	2.41%	2.89%	3.43%	3.98%	4.13%	3.96%	3.80%	3.84%	3.98%	3.84%
	Multifamily:
6	Non-credit-enhanced	0.07%	0.05%	0.03%	0.07%	0.13%	0.10%	0.18%	0.12%	0.07%	0.12%
7	Credit enhanced	0.39%	0.92%	0.96%	1.03%	0.72%	0.78%	0.86%	0.85%	1.03%	0.85%
8	Total Multifamily	0.11%	0.16%	0.15%	0.20%	0.22%	0.22%	0.31%	0.26%	0.20%	0.26%

	Single-family loan workouts(3)(4) (number of units):

9	Loan modifications	24,623	15,603	9,013	15,805	44,228	49,562	39,284	37,203	65,044	170,277
10	Repayment plans	10,459	7,409	7,728	8,129	8,761	7,455	7,030	7,964	33,725	31,210
11	Forbearance agreements	1,448	1,421	2,979	8,780	8,858	12,815	6,976	5,945	14,628	34,594
12	Short sales and deed-in-lieu transactions(5)	2,732	4,259	5,695	6,533	7,064	9,542	10,472	12,097	19,219	39,175

13	Total single-family loan workouts	39,262	28,692	25,415	39,247	68,911	79,374	63,762	63,209	132,616	275,256

	Non-performing assets(3) (at period end):

14	Non-performing mortgage loans	$59,169	$72,405	$86,896	$100,292	$111,802	$113,717	$114,846	$118,337	$100,292	$118,337
15	REO assets, net	2,948	3,416	4,234	4,692	5,468	6,298	7,511	7,068	4,692	7,068

16	Total non-performing assets	$62,117	$75,821	$91,130	$104,984	$117,270	$120,015	$122,357	$125,405	$104,984	$125,405

	REO Operations Income (Expense):

17	Single-family	$(306)	$(1)	$98	$(78)	$(156)	$41	$(337)	$(224)	$(287)	$(676)
18	Multifamily	—	(8)	(2)	(10)	(3)	(1)	—	7	(20)	3

19	Total	$(306)	$(9)	$96	$(88)	$(159)	$40	$(337)	$(217)	$(307)	$(673)

	Loan Loss Reserves:(6)

20	Beginning balance	$15,618	$22,802	$25,787	$30,564	$33,857	$36,811	$38,319	$38,596	$15,618	$33,857
21	Adjustments to beginning balance(7)	—	—	—	—	(186)	—	—	—	—	(186)
22	Provision for credit losses(8)	8,915	5,665	7,973	6,977	5,396	5,029	3,727	3,066	29,530	17,218
23	Charge-offs — single-family, net	(972)	(1,840)	(2,155)	(2,326)	(2,634)	(3,748)	(3,723)	(2,751)	(7,293)	(12,856)
24	Charge-offs — multifamily, net	(2)	(2)	(15)	(2)	(18)	(27)	(23)	(35)	(21)	(103)
25	Transfers, net	(757)	(838)	(1,026)	(1,356)	396	254	296	1,050	(3,977)	1,996

26	Ending balance	$22,802	$25,787	$30,564	$33,857	$36,811	$38,319	$38,596	$39,926	$33,857	$39,926

	Total Credit Losses:(9)

27	Total credit losses	$1,320	$1,916	$2,156	$2,509	$2,928	$3,879	$4,239	$3,114	$7,901	$14,160
28	Annualized credit losses / average mortgage loan portfolio(10)	27.7 bps	39.8 bps	44.3 bps	51.1 bps	59.5 bps	79.1 bps	87.0 bps	65.1 bps	40.8 bps	72.7 bps

(1)	Based on the total mortgage portfolio, non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of loans three monthly payments or more delinquent or in foreclosure while multifamily delinquencies are based on UPB of loans two monthly payments or more delinquent or in foreclosure. Delinquencies exclude loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms. We revised our delinquency rates during 2010 to: (a) reflect Other Guarantee Transactions and (b) to exclude multifamily borrowers who have entered into a forbearance agreement and are abiding by the terms of the agreement, but had been previously included in our multifamily delinquency rates. Prior periods have been revised to conform with current presentation. See “MD&A — RISK MANAGEMENT — Credit Risk — Mortgage Credit Risk — Credit Performance — Delinquencies” in our 2010 Form 10-K for the year ended December 31, 2010, for further information about our reported delinquency rates.
(3)	Based on loans held by us on our consolidated balance sheet as well as those underlying Freddie Mac issued mortgage-related securities and other guarantee commitments.
(4)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective, such as loans in the trial period under HAMP. These categories are not mutually exclusive and a loan in the category may also be included within another category. Many borrowers complete a short-term forbearance agreement before one of the other alternatives is pursued or completed. We only report activity for a single loan in the forbearance category during each quarterly period; however, a single loan may be reported in the forbearance category in separate periods. For more information on our loan workout activities see “MD&A — CREDIT RISKS — Portfolio Management Activities — Loan Workout Activities” in our 2010 Form 10-K for the year ended December 31, 2010.
(5)	In the third quarter of 2010, we began to exclude third-party sales at foreclosure auctions. Prior period amounts have been revised to conform to the current period presentation.
(6)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is now a component of Other liabilities (Line 23). See “NOTE 23: SELECTED FINANCIAL STATEMENT LINE ITEMS” in our Form 10-K for the year ended December 31, 2010 for additional information. Results for the second quarter of 2010 include the correction of an error. The cumulative effect of this error was recorded as a $1.3 billion pre-tax correction in the second quarter of 2010, which included a $1.0 billion pre-tax cumulative effect of this error associated with the year ended December 31, 2009. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-K for the year ended December 31, 2010.
(7)	Adjustments relate to the adoption of amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which we implemented on January 1, 2010.
(8)	Provision for credit losses includes our provision for losses incurred on our loans held for investment, and our provision for guarantee losses incurred on loans underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(9)	Equal to REO operations income (expense) (Line 19) plus Charge-offs, net (Lines 23 and 24) plus amounts previously transferred to reduce the carrying value of loans purchased under financial guarantees. The previously transferred reserves totaled $528 million and $280 million for the year ended December 31, 2010 and 2009, respectively. Excludes other market-based credit losses recognized on our consolidated statements of operations, including losses on loans purchased and other than temporary impairments on our mortgage-related securities.
(10)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
TABLE 5 — SINGLE-FAMILY NON-CREDIT-ENHANCED SERIOUS DELINQUENCY AND FORECLOSURE ACTIVITY BY REGION(1) (unaudited)

		4Q 2009		1Q 2010		2Q 2010		3Q 2010		4Q 2010
		Number of Loans		Number of Loans		Number of Loans		Number of Loans		Number of Loans
		(in thousands)	Percentage(3)	(in thousands)	Percentage(3)	(in thousands)	Percentage(3)	(in thousands)	Percentage(3)	(in thousands)	Percentage(3)
	Northeast(2)

1	Total number of loans	2,397		2,408		2,404		2,372		2,341

2	Delinquent three or more payments	31	1.30%	34	1.39%	31	1.27%	27	1.16%	26	1.10%
3	Foreclosures approved and in-process	25	1.04%	27	1.13%	28	1.18%	31	1.29%	34	1.45%

4	Total seriously delinquent loans	56	2.34%	61	2.52%	59	2.45%	58	2.45%	60	2.55%

	Southeast(2)

5	Total number of loans	2,001		2,001		1,991		1,960		1,941

6	Delinquent three or more payments	35	1.75%	35	1.73%	33	1.67%	28	1.43%	26	1.34%
7	Foreclosures approved and in-process	49	2.42%	53	2.67%	54	2.71%	55	2.83%	59	3.04%

8	Total seriously delinquent loans	84	4.17%	88	4.40%	87	4.38%	83	4.26%	85	4.38%

	North Central(2)

9	Total number of loans	2,280		2,284		2,271		2,235		2,218

10	Delinquent three or more payments	26	1.13%	26	1.14%	24	1.03%	20	0.88%	18	0.79%
11	Foreclosures approved and in-process	25	1.11%	27	1.18%	27	1.21%	29	1.28%	31	1.41%

12	Total seriously delinquent loans	51	2.24%	53	2.32%	51	2.24%	49	2.16%	49	2.20%

	Southwest(2)

13	Total number of loans	1,401		1,407		1,400		1,375		1,359

14	Delinquent three or more payments	11	0.76%	11	0.76%	9	0.69%	9	0.62%	8	0.56%
15	Foreclosures approved and in-process	8	0.56%	9	0.63%	9	0.62%	9	0.65%	10	0.73%

16	Total seriously delinquent loans	19	1.32%	20	1.39%	18	1.31%	18	1.27%	18	1.29%

	West(2)

17	Total number of loans	2,307		2,329		2,332		2,301		2,276

18	Delinquent three or more payments	56	2.45%	60	2.60%	56	2.39%	47	2.04%	41	1.80%
19	Foreclosures approved and in-process	47	2.06%	50	2.13%	49	2.10%	50	2.18%	53	2.32%

20	Total seriously delinquent loans	103	4.51%	110	4.73%	105	4.49%	97	4.22%	94	4.12%

	Total(1)

21	Total number of loans	10,386		10,429		10,398		10,246		10,139

22	Delinquent three or more payments	159	1.53%	166	1.59%	153	1.47%	131	1.28%	119	1.16%
23	Foreclosures approved and in-process	154	1.49%	166	1.59%	167	1.61%	174	1.70%	187	1.85%

24	Total seriously delinquent loans	313	3.02%	332	3.18%	320	3.08%	305	2.97%	306	3.01%

(1)	Includes single-family non-credit-enhanced mortgage loans in our single-family credit guarantee portfolio, but regional data excludes certain Other Guarantee Transactions for which the regional data is not available.
(2)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(3)	Percentages are calculated based on loan counts; however, these may not recalculate since the number of loans presented on this table have been rounded, in thousands.

FREDDIE MAC
TABLE 6 — REAL ESTATE OWNED (REO) ACTIVITY (unaudited)

		1Q 2010	2Q 2010	3Q 2010	4Q 2010	Full Year 2010
	Property Units, by Region:(1)

	Northeast
1	Beginning Balance	4,619	5,460	6,316	7,726	4,619
2	Adjustment to beginning balance(2)	109	—	—	—	109
3	Properties Acquired	2,644	3,086	3,673	1,619	11,022
4	Properties Disposed	(1,912)	(2,230)	(2,263)	(2,085)	(8,490)

5	Ending Property Inventory	5,460	6,316	7,726	7,260	7,260

	Southeast
6	Beginning Balance	8,749	11,763	14,483	18,334	8,749
7	Adjustment to beginning balance(2)	242	—	—	—	242
8	Properties Acquired	8,034	9,594	11,301	6,480	35,409
9	Properties Disposed	(5,262)	(6,874)	(7,450)	(6,496)	(26,082)

10	Ending Property Inventory	11,763	14,483	18,334	18,318	18,318

	North Central
11	Beginning Balance	13,648	16,212	18,393	21,369	13,648
12	Adjustment to beginning balance(2)	262	—	—	—	262
13	Properties Acquired	7,199	8,119	8,759	5,473	29,550
14	Properties Disposed	(4,897)	(5,938)	(5,783)	(5,731)	(22,349)

15	Ending Property Inventory	16,212	18,393	21,369	21,111	21,111

	Southwest
16	Beginning Balance	4,561	5,367	6,156	7,910	4,561
17	Adjustment to beginning balance(2)	48	—	—	—	48
18	Properties Acquired	3,090	3,601	4,442	2,959	14,092
19	Properties Disposed	(2,332)	(2,812)	(2,688)	(3,212)	(11,044)

20	Ending Property Inventory	5,367	6,156	7,910	7,657	7,657

	West
21	Beginning Balance	13,475	15,037	16,842	19,571	13,475
22	Adjustment to beginning balance(2)	679	—	—	—	679
23	Properties Acquired	8,449	10,267	10,881	7,246	36,843
24	Properties Disposed	(7,566)	(8,462)	(8,152)	(9,070)	(33,250)

25	Ending Property Inventory	15,037	16,842	19,571	17,747	17,747

	Total
26	Beginning Balance	45,052	53,839	62,190	74,910	45,052
27	Adjustment to beginning balance(2)	1,340	—	—	—	1,340
28	Properties Acquired	29,416	34,667	39,056	23,777	126,916
29	Properties Disposed	(21,969)	(26,316)	(26,336)	(26,594)	(101,215)

30	Ending Property Inventory	53,839	62,190	74,910	72,093	72,093

	REO Balance, Net (dollars in millions)

	Single-family property, by region(1):
31	Northeast	$688	$794	$956	$894	$894
32	Southeast	1,002	1,234	1,538	1,500	1,500
33	North Central	1,217	1,406	1,628	1,574	1,574
34	Southwest	520	609	778	724	724
35	West	1,984	2,185	2,520	2,269	2,269

36	Total single-family property	5,411	6,228	7,420	6,961	6,961
37	Total multifamily property	57	70	91	107	107

38	Total REO Balance, Net	$5,468	$6,298	$7,511	$7,068	$7,068

(1)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(2)	Represents REO assets associated with previously non-consolidated trusts recognized upon the adoption of the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs, which we implemented on January 1, 2010.

FREDDIE MAC
TABLE 7A — SEGMENT EARNINGS — CONSOLIDATED(1)(2) (unaudited) (dollars in millions)

										Full-Year
		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	4Q 2010	2009	2010
	Segment Earnings, net of taxes:
1	Investments	$518	$3,108	$958	$1,892	$(1,313)	$(411)	$284	$2,691	$6,476	$1,251
2	Single-family Guarantee	(10,291)	(4,494)	(6,494)	(5,864)	(5,596)	(4,505)	(3,138)	(3,017)	(27,143)	(16,256)
3	Multifamily	8	(12)	(83)	(424)	221	150	381	213	(511)	965
4	All Other	(567)	106	(627)	(3,152)	—	53	(38)	—	(4,240)	15

5	Total Segment Earnings (loss), net of taxes	(10,332)	(1,292)	(6,246)	(7,548)	(6,688)	(4,713)	(2,511)	(113)	(25,418)	(14,025)

	Reconciliation to GAAP net income (loss):
6	Credit guarantee-related adjustments(3)	551	2,452	1,289	1,656	—	—	—	—	5,948	—
7	Tax-related adjustments	(194)	(858)	(451)	(580)	—	—	—	—	(2,083)	—

8	Total reconciling items, net of taxes	357	1,594	838	1,076	—	—	—	—	3,865	—

9	Total net income (loss) attributable to Freddie Mac	$(9,975)	$302	$(5,408)	$(6,472)	$(6,688)	$(4,713)	$(2,511)	$(113)	$(21,553)	$(14,025)

	Net interest yield — Segment Earnings (annualized):
10	Investments segment	104 bps	129 bps	86 bps	113 bps	74 bps	93 bps	106 bps	113 bps	108 bps	96 bps
11	Multifamily segment	56 bps	56 bps	63 bps	66 bps	65 bps	77 bps	80 bps	86 bps	60 bps	77 bps
	Management and guarantee income — Segment Earnings (annualized):
12	Single-family Guarantee segment	19.1 bps	19.3 bps	18.1 bps	18.1 bps	18.1 bps	18.5 bps	19.9 bps	22.0 bps	18.7 bps	19.6 bps
13	Multifamily segment	52.7 bps	53.0 bps	53.7 bps	53.8 bps	52.8 bps	49.6 bps	49.8 bps	48.6 bps	53.3 bps	50.1 bps
	Credit losses — Segment Earnings (annualized):
14	Single-family Guarantee segment	28.9 bps	41.7 bps	46.2 bps	53.6 bps	62.3 bps	82.8 bps	91.4 bps	68.0 bps	42.7 bps	76.2 bps
15	Multifamily segment	0.9 bps	4.3 bps	7.4 bps	4.6 bps	8.2 bps	10.4 bps	9.0 bps	10.7 bps	4.4 bps	9.6 bps

(1)	See “NOTE 17: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2010 for more information regarding Segment Earnings.
(2)	Beginning January 1, 2010, under our revised method, the sum of Segment Earnings for each segment and All Other category equals GAAP net income (loss) attributable to Freddie Mac.
(3)	Consists primarily of amortization and valuation adjustments related to the guarantee asset and guarantee obligation which are excluded from Segment Earnings and cash compensation exchanged at the time of securitization, excluding buy-up and buy-down fees, which is amortized into earnings. These reconciling items exist in periods prior to 2010 as the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs was applied prospectively on January 1, 2010.

FREDDIE MAC
TABLE 7B — SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2) (unaudited) (dollars in millions)

										Full-Year
		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	4Q 2010	2009	2010
	Segment Earnings, net of taxes:
1	Net interest income	$1,999	$2,529	$1,574	$1,988	$1,311	$1,509	$1,667	$1,705	$8,090	$6,192
	Non-interest income (loss):
2	Net impairments of available-for-sale securities	(6,414)	(1,958)	(1,004)	(494)	(376)	(327)	(934)	(2,182)	(9,870)	(3,819)
3	Derivative gains (losses)	1,164	3,522	(1,374)	1,383	(2,702)	(2,193)	192	2,844	4,695	(1,859)
4	Other non-interest income (loss)	2,452	(260)	2,168	322	(22)	294	(768)	91	4,682	(405)

5	Total non-interest income (loss)	(2,798)	1,304	(210)	1,211	(3,100)	(2,226)	(1,510)	753	(493)	(6,083)

	Non-interest expense:
6	Administrative expenses	(121)	(120)	(130)	(144)	(122)	(111)	(110)	(112)	(515)	(455)
7	Other non-interest expense	(7)	(8)	(11)	(7)	(7)	(6)	(1)	(4)	(33)	(18)

8	Total non-interest expense	(128)	(128)	(141)	(151)	(129)	(117)	(111)	(116)	(548)	(473)

9	Segment adjustments	—	—	—	—	510	294	272	282	—	1,358

10	Segment Earnings (loss) before income tax (expense) benefit	(927)	3,705	1,223	3,048	(1,408)	(540)	318	2,624	7,049	994
11	Income tax (expense) benefit	1,445	(597)	(265)	(1,155)	97	129	(34)	67	(572)	259
12	Less: Net (income) loss — noncontrolling interest	—	—	—	(1)	(2)	—	—	—	(1)	(2)

13	Segment Earnings (loss), net of taxes	$518	$3,108	$958	$1,892	$(1,313)	$(411)	$284	$2,691	$6,476	$1,251

14	Net interest yield — Segment Earnings (annualized)	104 bps	129 bps	86 bps	113 bps	74 bps	93 bps	106 bps	113 bps	108 bps	96 bps

(1)	See “NOTE 17: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2010 for more information regarding Segment Earnings.
(2)	Under our revised method, Segment Earnings for the Investments segment equals GAAP net income (loss) attributable to Freddie Mac for the Investments segment.

FREDDIE MAC
TABLE 7C — SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2) (unaudited) (dollars in millions)

										Full Year
		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	4Q 2010	2009	2010
	Segment Earnings, net of taxes:

1	Net interest income	$54	$74	$86	$93	$59	$51	$(4)	$(34)	$307	$72
2	Provision for credit losses(3)	(8,963)	(5,626)	(7,922)	(6,591)	(6,041)	(5,294)	(3,980)	(3,470)	(29,102)	(18,785)
	Non-interest income:
3	Management and guarantee income	873	888	840	847	848	865	922	1,000	3,448	3,635
4	Other non-interest income	134	161	198	228	210	268	307	566	721	1,351

5	Total non-interest income	1,007	1,049	1,038	1,075	1,058	1,133	1,229	1,566	4,169	4,986

	Non-interest expense:
6	Administrative expenses	(201)	(211)	(246)	(257)	(219)	(225)	(212)	(223)	(915)	(879)
7	REO operations income (expense)	(306)	(1)	98	(78)	(156)	41	(337)	(224)	(287)	(676)
8	Other non-interest expense	(2,033)	(1,228)	(566)	(1,061)	(89)	(107)	(97)	(336)	(4,888)	(629)

9	Total non-interest expense	(2,540)	(1,440)	(714)	(1,396)	(464)	(291)	(646)	(783)	(6,090)	(2,184)

10	Segment adjustments	—	—	—	—	(213)	(208)	(245)	(287)	—	(953)

11	Segment Earnings (loss) before income tax (expense) benefit	(10,442)	(5,943)	(7,512)	(6,819)	(5,601)	(4,609)	(3,646)	(3,008)	(30,716)	(16,864)
12	Income tax (expense) benefit	151	1,449	1,018	955	5	104	508	(9)	3,573	608

13	Segment Earnings (loss), net of taxes	$(10,291)	$(4,494)	$(6,494)	$(5,864)	$(5,596)	$(4,505)	$(3,138)	$(3,017)	$(27,143)	$(16,256)

	Reconciliation to GAAP net income (loss):

14	Credit guarantee-related adjustments(4)	$546	$2,455	$1,280	$1,660	$—	$—	$—	$—	$5,941	$—
15	Tax-related adjustments	(192)	(859)	(448)	(581)	—	—	—	—	(2,080)	—

16	Total reconciling items, net of taxes	354	1,596	832	1,079	—	—	—	—	3,861	—

17	Net income (loss) attributable to Freddie Mac	$(9,937)	$(2,898)	$(5,662)	$(4,785)	$(5,596)	$(4,505)	$(3,138)	$(3,017)	$(23,282)	$(16,256)

	Management and guarantee income — Segment Earnings:

18	Contractual management and guarantee fees (annualized rate)	14.4 bps	14.0 bps	13.6 bps	13.3 bps	13.3 bps	13.6 bps	13.5 bps	13.8 bps	13.9 bps	13.5 bps
19	Amortization of delivery fees (annualized rate)	4.7 bps	5.3 bps	4.5 bps	4.8 bps	4.8 bps	4.9 bps	6.4 bps	8.2 bps	4.8 bps	6.1 bps

20	Segment Earnings management and guarantee income (annualized rate)	19.1 bps	19.3 bps	18.1 bps	18.1 bps	18.1 bps	18.5 bps	19.9 bps	22.0 bps	18.7 bps	19.6 bps

	Credit losses — Segment Earnings:

21	Annualized credit losses/average single-family credit guarantee portfolio	28.9 bps	41.7 bps	46.2 bps	53.6 bps	62.3 bps	82.8 bps	91.4 bps	68.0 bps	42.7 bps	76.2 bps

(1)	See “NOTE 17: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2010 for more information regarding Segment Earnings.
(2)	Beginning January 1, 2010, under our revised method, Segment Earnings for the Single-family Guarantee segment equals GAAP net income (loss) attributable to Freddie Mac for the Single-family Guarantee segment.
(3)	Results for the second quarter of 2010 include the correction of an error. The cumulative effect of this error was recorded as a $1.3 billion pre-tax correction in the second quarter of 2010, which included a $1.0 billion pre-tax cumulative effect of this error associated with the year ended December 31, 2009. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-K for the year ended December 31, 2010.
(4)	Consists primarily of amortization and valuation adjustments related to the guarantee asset and guarantee obligation which are excluded from Segment Earnings and cash compensation exchanged at the time of securitization, excluding buy-up and buy-down fees, which is amortized into earnings. These reconciling items exist in periods prior to 2010 as the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs was applied prospectively on January 1, 2010.

FREDDIE MAC
TABLE 7D — SEGMENT EARNINGS — MULTIFAMILY SEGMENT(1)(2) (unaudited) (dollars in millions)

										Full Year
		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	4Q 2010	2009	2010
	Segment Earnings, net of taxes:

1	Net interest income	$195	$198	$224	$239	$238	$278	$290	$308	$856	$1,114
2	Provision for credit losses	—	(57)	(89)	(428)	(29)	(119)	(19)	68	(574)	(99)
	Non-interest income (loss):
3	Management and guarantee income	21	23	22	24	24	25	25	27	90	101
4	Security impairments	—	—	(54)	(83)	(55)	(17)	(5)	(19)	(137)	(96)
5	Derivative gains (losses)	(31)	—	—	4	5	(1)	1	1	(27)	6
6	Other non-interest income (loss)	(121)	(94)	(140)	(107)	108	55	185	(111)	(462)	237

7	Total non-interest income (loss)	(131)	(71)	(172)	(162)	82	62	206	(102)	(536)	248

	Non-interest expense:
8	Administrative expenses	(50)	(52)	(57)	(62)	(54)	(51)	(54)	(53)	(221)	(212)
9	REO operations income (expense)	—	(8)	(2)	(10)	(3)	(1)	—	7	(20)	3
10	Other non-interest expense	(5)	(7)	(5)	(1)	(17)	(19)	(17)	(13)	(18)	(66)

11	Total non-interest expense	(55)	(67)	(64)	(73)	(74)	(71)	(71)	(59)	(259)	(275)

12	Segment adjustments	—	—	—	—	—	—	—	—	—	—

13	Segment Earnings (loss) before income tax benefit	9	3	(101)	(424)	217	150	406	215	(513)	988
14	LIHTC partnerships tax benefit	151	148	148	147	147	146	146	146	594	585
15	Income tax benefit (expense)	(152)	(164)	(131)	(147)	(146)	(146)	(171)	(148)	(594)	(611)
16	Less: Net (income) loss — noncontrolling interest	—	1	1	—	3	—	—	—	2	3

17	Segment Earnings, net of taxes	$8	$(12)	$(83)	$(424)	$221	$150	$381	$213	$(511)	$965

	Reconciliation to GAAP net income (loss):

18	Credit guarantee-related adjustments	5	(3)	9	(4)	—	—	—	—	7	—
19	Fair value-related adjustments(3)	—	—	(362)	(3,399)	—	—	—	—	(3,761)	—
20	Tax-related adjustments	(2)	1	123	1,191	—	—	—	—	1,313	—

21	Total reconciling items, net of taxes	3	(2)	(230)	(2,212)	—	—	—	—	(2,441)	—

22	Net income (loss) attributable to Freddie Mac	$11	$(14)	$(313)	$(2,636)	$221	$150	$381	$213	$(2,952)	$965

23	Net interest yield — Segment Earnings (annualized)	56 bps	56 bps	63 bps	66 bps	65 bps	77 bps	80 bps	86 bps	60 bps	77 bps
	Management and guarantee income — Segment Earnings:

24	Average contractual rate (annualized)(4)	52.7 bps	53.0 bps	53.7 bps	53.8 bps	52.8 bps	49.6 bps	49.8 bps	48.6 bps	53.3 bps	50.1 bps
	Credit losses — Segment Earnings:

25	Annualized credit losses/average multifamily mortgage portfolio	0.9 bps	4.3 bps	7.4 bps	4.6 bps	8.2 bps	10.4 bps	9.0 bps	10.7 bps	4.4 bps	9.6 bps

(1)	See “NOTE 17: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2010 for more information regarding Segment Earnings.
(2)	Beginning January 1, 2010, under our revised method, Segment Earnings for the Multifamily segment equals GAAP net income (loss) attributable to Freddie Mac for the Multifamily segment.
(3)	We wrote down the carrying value of our LIHTC investments to zero in our GAAP financial statements at December 31, 2009, as we will not be able to realize any value either though reductions to our taxable income and related tax liabilities or through a sale to a third party.
(4)	There are no credit fees associated with our multifamily guarantees; however, this rate excludes prepayment and certain other fees.